                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     February 27, 1998
                                                --------------------------------

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Florida                               0-12946                  59-2255857
----------------------------------------------------------------------------------------
(State or other jurisdiction                  (Commission               (IRS Employer
     of incorporation)                        File Number)           Identification No.)


Two North Riverside Plaza, Suite 1000, Chicago, Illinois                 60606-2607
----------------------------------------------------------------------------------------
     (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (312) 207-0020


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)





                      This document consists of 48 pages.


                    The Exhibit Index is located on page 3.

ITEM 2.   DISPOSITION OF ASSETS
-------   ---------------------

First Capital Income Properties, Ltd. - Series IX (the "Registrant") sold its interest in the real property commonly known as Shoppes of West Melbourne ("Shoppes"), located in West Melbourne, Florida to KRC Acquisition Corp., a Delaware Corporation.

The closing of this transaction occurred on February 27, 1998. Shoppes was sold for cash to an unrelated party pursuant to arm's-length negotiations. The sale price was $11,000,000. The Registrant received Sale Proceeds of approximately $10,575,000, which was net of actual and estimated closing expenses. For the quarter ending March 31, 1998, the Registrant will record a net gain for financial reporting purposes of approximately $1,975,000 from this transaction. The Registrant will distribute substantially all of the Sale Proceeds on August 31, 1998 to Limited Partners of record as of February 27, 1998.

ITEM 7.   PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-------   --------------------------------------------

          (page 5)  Pro Forma Financial Information


          Exhibits

          2.1 (page 10) Contract for Purchase of Real Property, executed on January 19, 1998, between the Registrant and KRC Acquisition Corp., a Delaware corporation ("Purchaser").

          2.2 (page 41) Closing Statement, dated February 27, 1998, between the Registrant and Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                         By: FIRST CAPITAL FINANCIAL CORPORATION
                             As Managing General Partner

March 16, 1998           By: /s/        NORMAN M. FIELD
--------------               --------------------------------------
    (Date)                              NORMAN M. FIELD
                             Vice President - Finance and Treasurer

               FIRST CAPITAL INCOME PROPERTIES, LTD.--SERIES IX


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sales of Shoppes and Richmond Plaza Shopping Center ("Richmond") (sold in December 1997) had occurred on September 30, 1997. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1997 has been presented as if the sales of Shoppes, Richmond and Citrus Center (sold in August 1997) had occurred on December 31, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1996 has been presented as if the sales of Shoppes, Richmond and Citrus Center had occurred on December 31, 1995. In the opinion of the Managing General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of Shoppes, Richmond and Citrus Center have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of September 30, 1997 and December 31, 1996 and 1995, nor do they purport to represent the results of operations of the Registrant for future periods.

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS
                                                                   September 30, 1997
                                               ----------------------------------------------------------
                                                                   Current       Previous     Pro Forma
                                                    Balance       Pro Forma      Pro Forma      Balance
                                                     Sheet       Adjustments    Adjustments      Sheet
                                               ----------------------------------------------------------
Investment in commercial rental properties:
  Land                                         $    7,997,900  $  (2,954,300) $ (2,156,000) $   2,887,600
  Buildings and improvements                       31,351,400     (8,457,900)   (8,899,900)    13,993,600
                                               --------------  -------------  ------------  -------------

                                                   39,349,300    (11,412,200)  (11,055,900)    16,881,200
  Accumulated depreciation and amortization       (12,468,000)     2,744,000     3,042,300     (6,681,700)
                                               --------------  -------------  ------------  -------------
  Total investment properties, net of
    accumulated depreciation and amortization      26,881,300     (8,668,200)   (8,013,600)    10,199,500

Cash and cash equivalents                          28,209,800     10,585,000    10,396,900     49,191,700
Investment in debt securities                      15,832,000                                  15,832,000
Rents receivable                                      569,100       (144,600)      (41,900)       382,600
Escrow deposits                                        79,100                                      79,100
Other assets (including loan acquisition costs,
   net of accumulated amortization of
   $105,600)                                          177,800           (800)     (128,000)        49,000
                                               --------------  -------------  ------------  -------------

                                               $   71,749,100  $   1,771,400  $  2,213,400  $  75,733,900
                                               ==============  =============  ============  =============


                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Mortgage loan payable                        $    6,704,800  $              $             $   6,704,800
  Accounts payable and accrued expenses               951,500       (119,700)     (103,700)       728,100
  Due to Affiliates                                    86,100                                      86,100
  Security deposits                                    41,500        (15,500)      (19,300)         6,700
  Distributions payable                            28,050,000     10,575,000    10,350,000     48,975,000
  Other liabilities                                   230,400           (200)                     230,200
                                               --------------  -------------  ------------  -------------
                                                   36,064,300     10,439,600    10,227,000     56,730,900
                                               --------------  -------------  ------------  -------------
Partners' capital:
  General Partners                                     62,200         27,000        25,000        114,200
  Limited Partners (100,000 Units
    outstanding)                                   35,622,600     (8,695,200)   (8,038,600)    18,888,800
                                               --------------  -------------  ------------  -------------

                                                   35,684,800     (8,668,200)   (8,013,600)    19,003,000
                                               --------------  -------------  ------------  -------------

                                               $   71,749,100  $   1,771,400  $  2,213,400  $  75,733,900
                                               ==============  =============  ============  =============

The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                                    Nine Months Ended September 30, 1997
                                                   --------------------------------------------------------------------
                                                                                                          Pro Forma
                                                   Statement of        Current          Previous         Statement of
                                                    Income and        Pro Forma         Pro Forma         Income and
                                                     Expenses        Adjustments       Adjustments         Expenses
                                                   ------------     ------------       -----------       ------------
Income:
  Rental                                           $  7,798,700     $(1,088,600)      $ (3,962,400)       $2,747,700
  Interest on short-term investments                    924,800                            (12,400)          912,400
  Gain on sale of property                            6,218,200                         (6,218,200)                0
                                                   ------------     -----------       ------------        ----------
                                                     14,941,700      (1,088,600)       (10,193,000)        3,660,100
                                                   ------------     -----------       ------------        ----------
Expenses:
 Interest                                               542,700                                              542,700
 Depreciation and amortization                        1,587,100        (132,800)        (1,083,800)          370,500
 Property operating:
  Affiliates                                            292,600         (24,300)          (230,700)           37,600
  Nonaffiliates                                       1,429,800         (77,200)          (633,300)          719,300
 Real estate taxes                                      643,600         (75,300)          (304,600)          263,700
 Insurance - Affiliate                                   80,500         (13,300)           (31,300)           35,900
 Repairs and maintenance                                759,400         (55,000)          (451,200)          253,200
 General and administrative:
  Affiliates                                             22,800                                               22,800
  Nonaffiliates                                         188,300                                              188,300
                                                   ------------     -----------       ------------        ----------
                                                      5,546,800        (377,900)        (2,734,900)        2,434,000
                                                   ------------     -----------       ------------        ----------
Net income                                         $  9,394,900     $  (710,700)      $ (7,458,100)       $1,226,100
                                                   ============     ===========       ============        ==========
Net income allocated to General Partners           $    462,500     $   (84,300)      $   (282,000)       $   96,200
                                                   ============     ===========       ============        ==========
Net income allocated to Limited Partners           $  8,932,400     $  (626,400)      $ (7,176,100)       $1,129,900
                                                   ============     ===========       ============        ==========
Net income allocated to Limited
 Partners per Unit (100,000 Units
 outstanding)                                      $      89.32     $     (6.26)      $     (71.76)       $    11.30
                                                   ============     ===========       ============        ==========

    The accompanying notes are an integral part of the pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                                     Year Ended December 31, 1996
                                                    ---------------------------------------------------------------
                                                                                                        Pro Forma
                                                                      Current          Previous        Statement of
                                                    Statement of     Pro Forma         Pro Forma        Income and
                                                     Income and     Adjustments       Adjustments        Expenses
                                                      Expenses      (Unaudited)       (Unaudited)      (Unaudited)
                                                    ------------    -----------       -----------      ------------
Income:
  Rental                                             $11,181,100    $(1,332,500)      $(6,276,400)       $ 3,572,200
  Interest on short-term investments                     846,200                           (7,500)           838,700
                                                     -----------    -----------       -----------        -----------
                                                      12,027,300     (1,332,500)       (6,283,900)         4,410,900
                                                     -----------    -----------       -----------        -----------
Expenses:
  Interest                                               777,300                                             777,300
  Depreciation and amortization                        2,410,800       (146,200)       (1,744,700)           519,900
  Property operating:
    Affiliates                                           819,200       (101,800)         (318,500)           398,900
    Nonaffiliates                                      1,848,800        (40,700)       (1,090,400)           717,700
  Real estate taxes                                    1,027,600        (91,500)         (473,600)           462,500
  Insurance - Affiliate                                  122,900        (19,400)          (56,600)            46,900
  Repairs and maintenance                              1,172,500        (65,800)         (780,300)           326,400
  General and administrative:
    Affiliates                                            54,300                                              54,300
    Nonaffiliates                                        264,400                          (23,000)           241,400
  Provision for value impairment                       2,700,000                                           2,700,000
                                                     -----------    -----------       -----------        -----------
                                                      11,197,800       (465,400)       (4,487,100)         6,245,300
                                                     -----------    -----------       -----------        -----------
Net income (loss)                                    $   829,500    $  (867,100)      $(1,796,800)       $(1,834,400)
                                                     ===========    ===========       ===========        ===========
Net income allocated to General Partners             $   434,100    $  (101,300)      $  (291,200)       $    41,600
                                                     ===========    ===========       ===========        ===========
Net income (loss) allocated to Limited Partners      $   395,400    $  (765,800)      $(1,505,600)       $(1,876,000)
                                                     ===========    ===========       ===========        ===========
Net income (loss) allocated to Limited
  Partners per Unit (100,000 Units
  outstanding)                                       $      3.95    $     (7.66)      $    (15.06)       $    (18.77)
                                                     ===========    ===========       ===========        ===========

              The accompanying notes are an integral part of the
                        pro forma financial statements

               FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1)   For the purpose of the Pro Forma Balance Sheet:

     a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses and security deposits have been adjusted as of September 30, 1997 to reflect the sales of the Registrant's interests in Shoppes and Richmond.

     b) Cash and cash equivalents has been adjusted to include the Sales Proceeds received by the Registrant from the purchasers of Shoppes and Richmond.

     c) Distributions payable has been adjusted to reflect the amount of the special distributions of Sale Proceeds from Shoppes and Richmond to Limited Partners as if such special distributions had been declared as of September 30, 1997.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the nine months ended September 30, 1997 and for the year ended December 31, 1996, the adjustments to the income and expenses reflect the Registrant's interest in the operations of Shoppes, Richmond and Citrus Center and gain on the sale of Citrus Center.